Filed pursuant to Rule 497(c)
                                                   Registration No. 33-82366


                               THE DLB FUND GROUP

                              DLB FIXED INCOME FUND
                                 DLB VALUE FUND
                                 DLB GROWTH FUND
                           DLB DISCIPLINED GROWTH FUND
                             DLB ENTERPRISE III FUND
                          DLB MICRO CAPITALIZATION FUND
                      DLB GLOBAL SMALL CAPITALIZATION FUND
                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND



                       STATEMENT OF ADDITIONAL INFORMATION



                                October 29, 1999



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of The DLB Fund Group dated October 29, 1999, as amended from time to time, and should be read in conjunction therewith. Each reference to the term "Prospectus" in this Statement of Additional Information shall include the DLB Fund Group's prospectuses relating to the DLB Fixed Income Fund, the DLB Value Fund, the DLB Growth Fund, the DLB Disciplined Growth Fund, the DLB Enterprise III Fund, the DLB Micro Capitalization Fund, the DLB Global Small Capitalization Fund, the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund (collectively, the "Funds").

The DLB Fund Group's audited financial statements for the fiscal year ended December 31, 1998 included in the Funds' Annual Reports and The DLB Fund Group's unaudited financial statements for the six-month period ended June 30, 1999 included in the Funds' Semiannual Reports are hereby incorporated into this Statement of Additional Information by reference. A copy of the Prospectus and each Fund's most recent Annual and Semiannual Report may be obtained free of charge by writing The DLB Fund Group, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: The DLB Fund Group Coordinator, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning 1-888-722-2766.

                                TABLE OF CONTENTS

CAPTION                                                                    PAGE
-------                                                                    ----

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS                      3

INVESTMENT RESTRICTIONS                                                      3

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS                               6

MANAGEMENT OF THE TRUST                                                     10

INVESTMENT ADVISORY AND OTHER SERVICES                                      12

ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS                                16

ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND                    23

ADDITIONAL INVESTMENT PRACTICES OF THE DISCIPLINED GROWTH
    FUND -- FUTURES AND OPTIONS                                             28

ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL SMALL
    CAP FUND                                                                33

ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL SMALL CAP
    FUND, THE INTERNATIONAL FUND  AND THE EMERGING MARKETS FUND             34

PORTFOLIO TRANSACTIONS                                                      35

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES                            39

INVESTMENT PERFORMANCE                                                      44

DETERMINATION OF NET ASSET VALUE                                            47

EXPERTS                                                                     47

REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS                     47

APPENDIX - DESCRIPTION OF STOCK RATINGS                                    A-1

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

         The investment objective and policies of each of the DLB Fixed Income Fund (the "Fixed Income Fund"), the DLB Value Fund (the "Value Fund"), the DLB Growth Fund (the "Growth Fund"), the DLB Disciplined Growth Fund, which was formerly known as the DLB Quantitative Equity Fund (the "Disciplined Growth Fund"), the DLB Enterprise III Fund, which was formerly known as the DLB Mid Capitalization Fund (the "Enterprise III Fund"), the DLB Micro Capitalization Fund (the "Micro Cap Fund"), the DLB Global Small Capitalization Fund (the "Global Small Cap Fund"), the DLB Stewart Ivory International Fund (the "International Fund") and the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund") (each a "Fund," and collectively the "Funds") of The DLB Fund Group (the "Trust") are set forth in the Prospectus.


                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

                  (1) Borrow money in excess of 10% (33% in the case of the Growth Fund, Micro Cap Fund, International Fund and Emerging Markets
         Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

                  (4) Make loans, except by purchase of debt obligations (including nonpublicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

                  (5) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

                  (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

                  (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Disciplined Growth Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

         Restrictions (1) through (7) above are deemed to be "fundamental" investment policies.

         In addition, it is contrary to the present policy of each Fund to:

                  (a) Invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

         It is also contrary to the present policy of the Fixed Income Fund, the Value Fund, the Disciplined Growth Fund and the Global Small Cap Fund to:

                  (b) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (c) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

                  (d) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

                  (e) Acquire more than 10% of the voting securities of any issuer.

                  (f) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so long as no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

                  (g) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (h) Make investments for the purpose of gaining control of a company's management.

         Unlike Restrictions (1) through (7) above, Restrictions (a) through (h) above are deemed to be "non-fundamental" investment policies of the applicable Funds and therefore may be changed by the Trust's Trustees without shareholder approval.

         Except as otherwise indicated in Restriction 1 or Restriction (a) above, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         The tax status of each Fund and the distributions that it may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gain, if any, after giving effect to any available capital loss carry-over. Net capital gain is the excess of net long-term capital gain over net short-term capital loss.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or firm commitments) derived with respect to its business of investing in such stock, securities or currencies;
(b) distribute at least 90% of its dividend, interest and certain other income (including, in general, short-term capital gains) each year; and (c) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for taxation as a regulated investment company.

         In general, all dividends derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (subject to special rules concerning the availability of the dividends-received deduction for corporations) and distributions of long-term capital gains are taxable to investors as such, regardless of how long a shareholder may have owned shares in the relevant Fund or whether such distributions are received in shares or cash. Tax exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distribution in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31,if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         If a Fund engages in certain transactions, such as firm commitments and hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. Such transactions may therefore affect the amount, timing and character of distributions to shareholders.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income and gains not yet received. In such cases, the

Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax could not be eliminated by making distributions to Fund shareholders. To avoid this treatment, a Fund may elect to mark to market annually all of its stock in a passive foreign investment company. Alternatively, if a Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not currently expect to be in the position to make such elections.

         The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent derived from dividends received by the Fund from domestic corporations that would be entitled to such deduction in the hands of the Fund if it were a regular corporation. A corporate shareholder will only be eligible to claim a dividends-received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. The dividends-received deduction is not available to Subchapter S corporations.

         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). The back-up withholding is not an additional tax and is creditable against a shareholder's tax liability. Special withholding rules, described below, may apply to foreign shareholders.

         FOREIGN WITHHOLDING TAXES. Certain of the Funds that invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.

         If, at the end of the fiscal year, more than 50% of the total assets of any Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement). Shareholders of any of the Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.

         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 183 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.

         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2000 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             MANAGEMENT OF THE TRUST

         Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

TRUSTEES
--------

         CHARLES E. HUGEL, age 71, serves as a Director Eldorado Bancshares, Inc. He is also past Chairman of the Board of Trustees of Lafayette College. Mr. Hugel is the former Chairman of Asea Brown Boveri Inc., which principally engages in the manufacture of electrical equipment and the generation, transmission, distribution and transportation of power, the former Chairman, President and Chief Executive Officer of Combustion Engineering, Inc. and a former Executive Vice President of American Telephone and Telegraph Company.

         RICHARD A. NENNEMAN, age 70, is the former Editor-in-Chief of The Christian Science Monitor and a former Senior Vice President of Girard Bank. He currently serves as a member of the boards of various civic associations.

         RICHARD J. PHELPS, age 71, is the Chief Executive Officer of Phelps Industries, Inc., a manufacturer of rawhide dog treats. He currently serves as Director of Superior Pet, U.K. and Superior Pet, Australia, both manufacturers of rawhide dog treats; Bio-Comp, USA, a manufacturer of fertilizer; Stockton Baseball Co., USA, which operates a minor league baseball team; and Babson-Stewart Ivory International Fund, Inc., an open-end investment company.

OFFICERS
--------

         FRANK L. TARANTINO, age 55, President, is Executive Vice President, Chief Operating Officer and Director of the Manager. Before joining the Manager, Mr. Tarantino was President of Liberty Securities Corporation from 1994 to 1997, and was previously Executive Vice President of State Street Research & Management Company.

         DEANNE B. DUPONT, age 45, Treasurer, is Senior Vice President of the Manager.

         LANCE F. JAMES, age 44, Vice President, is an Executive Vice President and Director of the Manager.

         MARY WILSON KIBBE, age 44, Vice President, is an Executive Vice President of the Manager and an Executive Director of Massachusetts Mutual Life Insurance Company ("MassMutual"). Ms Kibbe is a dual employee of MassMutual, with which she has been associated since 1982, and the Manager, an indirect subsidiary of MassMutual, since October 21, 1999.

         WALTER T. MCCORMICK, age 53, Vice President, is an Executive Vice President and Director of the Manager. Prior to joining the Manager in June, 1998, Mr. McCormick managed equity portfolios for Keystone Investments, Inc.

         JOHN E. DEITELBAUM, age 31, Clerk, is Vice President and General Counsel of the Manager. Before joining the Manager, Mr. Deitelbaum was an attorney with Massachusetts Mutual Life Insurance Company from 1996 to 1998, and was previously an associate at the law firm of Day Berry & Howard.

         The mailing address of each of the officers and Trustees is c/o David
L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they may have held different positions with such employers.

TRUSTEE COMPENSATION
--------------------

         The Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended December 31, 1998, are shown below:

                                                                          Total Compensation from
                                      Aggregate Compensation              Registrant and Fund
Name Of Trustee                       from Registrant*                    Complex Paid to Trustees
---------------                       ----------------                    ------------------------
Charles E. Hugel                      $11,000                             $11,000

Richard A. Nenneman                   $11,000                             $11,000

Richard J. Phelps                     $11,000                             $11,000

James W. MacAllen**                   $0                                  $0

Peter C. Thompson***                  $0                                  $0

Ronald E. Gwozdz****                  $0                                  $0

-----------------------

* Includes an annual retainer and an attendance fee for each meeting attended.

** Resigned from service as a Trustee effective october 7, 1999.

*** Retired from service as a Trustee effective April 22, 1998.

**** Resigned as a Trustee effective August 13, 1998.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS
--------------------

         The Manager, David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company that is a majority-owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly owned subsidiary of MassMutual Holding Company, a holding company and a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company. Massachusetts Mutual Life Insurance Company also currently owns more than 25% of the outstanding shares of each of the Funds (other than the International Fund) and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act.

         Under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, and subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Manager has entered into separate Sub-Advisory Agreements with Babson-Stewart Ivory International ("BSII") with respect to the management of the international component of the Global Small Cap Fund's portfolio and the investment portfolios of the International Fund and the Emerging Markets Fund. (BSII is referred to herein as the "Subadvisor.") The Manager pays the Subadvisor a monthly fee at the annual rate of (a) .50% of the Global Small Cap Fund's average daily net assets, (b) .375% of the International Fund's average daily net assets, and (c)
 .875% of the Emerging Markets Fund's average daily net assets. These payments will not affect the amounts payable by the Global Small Cap Fund, the International Fund or the Emerging Markets Fund to the Manager or such Fund's expense ratio. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost to the Manager, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As disclosed in the Prospectus, each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth therein. In addition, the Manager has agreed to bear certain expenses through the fiscal year ending October 31, 2000 to the extent each of the Fund's annual expenses (including the management fee, but excluding brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation expenses and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. The chart set forth below shows for each Fund (other than the International Fund and the Emerging Markets Fund, which are newly organized): (1) the total management fees earned by the Manager, (2) the total management fees actually paid by the Funds to the Manager and (3) the management fees and other expenses waived by the Manager during the periods indicated:

                                                     MANAGEMENT FEE                  OTHER            TOTAL
                             FISCAL       -----------------------------------       EXPENSES         EXPENSES
                              YEAR        TOTAL          PAID          WAIVED        WAIVED           WAIVED
                              ----        -----          ----          ------        ------           ------
1.  FIXED INCOME FUND
                              1996        47,593        23,616         23,977        108,125         132,102
                              1997        86,512        43,160         43,352         67,825         111,177
                              1998       131,644        80,513         51,131         32,137          83,268

2.  VALUE FUND
                              1996        83,908        53,072         30,836         76,430         107,266
                              1997       207,027       131,383         75,644          2,994          78,638
                              1998       367,883       264,569        103,314             72         103,386

3.  GROWTH FUND*
                              1998       156,119       106,038         50,081            202          50,283

4.  DISCIPLINED GROWTH
     FUND**                   1996        33,808        24,714          9,094         32,462          41,556
                              1997       151,521       110,944         40,577         91,787         132,364
                              1998       223,157       177,404         45,753         26,270          72,023


5.  ENTERPRISE III FUND
                              1996        75,235        37,317         37,918         71,830         109,748
                              1997       109,834        54,798         55,036         23,164          78,200
                              1998       173,748       105,283         68,465          7,012          75,477

6.  MICRO CAP FUND***
                              1998       151,640        73,575         78,065         30,905         108,970

7.  GLOBAL SMALL CAP
     FUND****                 1996       120,522        95,914         24,608         79,509         104,117
                              1997       131,927       105,509         26,418         58,251          84,669
                              1998       143,177       120,477         22,700         49,551          72,251

-------------------

*The Growth Fund commenced operations on January 20, 1998.

**The Disciplined Growth Fund commenced operations on August 26, 1996.

***The Micro Cap Fund commenced operations on July 20, 1998.

****Under the Sub-Advisory Agreement for the Global Small Cap Fund, for the fiscal years 1996, 1997 and 1998, (1) the Manager paid BSII subadvisory fees of $47,957, $52,754 and $60,238, respectively, and (2) BSII waived a portion of its fees in an amount equal to $12,304, $13,209 and $11,350, respectively.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. Each Management Contract also provides that in the event the Manager ceases to be the manager of any Fund, the right of the Fund or the Trust to use the identifying name "DLB" may be withdrawn. Each Management Contract for the International Fund and the Emerging Markets Fund also provides that in the event the Subadviser ceases to be the subadviser of the Fund, the right of the Fund or the Trust to use the identifying name "Stewart Ivory" may be withdrawn

         Each Management Contract has an initial two-year term and will continue in effect thereafter indefinitely so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         The Sub-Advisory Agreements contain provisions similar to those contained in the Management Contracts.

         CUSTODIAL ARRANGEMENTS
         ----------------------

         Investors Bank & Trust Company ("IBT") serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         TRANSFER AGENT / ADMINISTRATOR
         ------------------------------

                  In addition to serving as the Trust's custodian, IBT serves as the Trust's transfer agent and dividend disbursing agent on behalf of the Funds. IBT, under the terms of an administration agreement with the Trust, also provides certain services to the Trust, including among others, assisting the Trust in the following respects: (a) monitoring portfolio compliance, (b) performing quarterly testing to establish each Fund's qualification as a regulated investment company for tax purposes, and (c) maintaining effective Blue Sky notification filings for states in which the Trust intends to solicit sales of Fund shares.

         INDEPENDENT PUBLIC ACCOUNTANTS
         ------------------------------

         Deloitte & Touche LLP is the Trust's independent public accountant, providing audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings.

                  ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS

         As noted in the Prospectus, each Fund may, in pursuing its investment objective, engage in investment techniques and practices in addition to the Fund's principal investment strategies. The following discussion provides more detailed information about certain of these additional, non-principal investment techniques and practices.

         MONEY MARKET INSTRUMENTS. The following is a brief description of the types of money market securities the Funds may invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations. These include certificates of deposit, time deposits and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and if so they are deemed "illiquid" investments. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         COMMERCIAL PAPER. Each Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

         PREFERRED STOCKS. Each Fund may buy preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Each Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents."

         WHEN-ISSUED SECURITIES. Each Fund may purchase or sell securities on a when-issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. A Fund may use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

         RESTRICTED/ILLIQUID SECURITIES. Each Fund may hold up to, but not more than, 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws; provided, that in circumstances where fluctuations in value result in the Fund's investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund's net assets. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.

         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of any Fund will not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the Manager currently anticipates. Portfolio turnover may involve brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each Fund are shown in the "Financial Highlights" section of the Prospectus. See the "Taxes" section of the Prospectus and "Portfolio Transactions" in this Statement of Additional Information for additional information.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements, a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see the discussions of foreign issuer risk and foreign currency risk in the "Descriptions of Principal Investment Risks" section of the Prospectus.

         LENDING OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, a Fund may make loans of portfolio securities only to parties that the Manager or Subadvisor believes have relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

         DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments.

         WARRANTS AND RIGHTS. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

         Each Fund may invest in warrants or rights. However, each Fund (other than the Growth Fund, the Micro Cap Fund, the International Fund and the Emerging Markets Fund) must limit its investment in warrants or rights (excluding warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) so that the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so that no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

         REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITS") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

         Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

         A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

         FOREIGN SECURITIES
         ------------------

         The Global Small Cap Fund, the International Fund, the Emerging Markets Fund, and, to a lesser extent, each of the other Funds are permitted to invest in foreign securities. If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC.

         Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States, companies that have their primary business carried on outside the United States and companies that have their principal securities trading market outside the United States. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts ("ADR's") or (ii) sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they come available.

ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. The Funds will treat the underlying securities of an ADR as the investment for purposes of its investment policies and restrictions.

         GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may be denominated in a currency different from the currency in which the underlying securities are denominated. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

         Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States; thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

         A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through active professional management.

         In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

         Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

                       ADDITIONAL INVESTMENT PRACTICES OF
                              THE FIXED INCOME FUND

         In addition to the investment practices described in the Prospectus, the Fixed Income Fund may also engage in the following investment practices.

         ADJUSTABLE RATE SECURITIES. The Fund may invest in adjustable rate securities, which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

         INTEREST RATE SWAPS AND RELATED INSTRUMENTS. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Fund intends to use these transactions as hedges and not as speculative investments. The Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

         MUNICIPAL BONDS. The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("municipal bonds"). Municipal bonds are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

         The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         The Fund can also buy municipal bonds that are "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         The Fund may also buy industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         The municipal bonds that may be purchased by the Fund may have fixed, variable or floating rates of interest. In addition, some bonds may be "callable," allowing the issuer to redeem them before their maturity date. When interest rates decline, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in fixed income securities that pay a lower rate of return.

THE FUND CURRENTLY INTENDS TO INVEST LESS THAN 5% OF ITS NET ASSETS IN EACH OF THE INSTRUMENTS DESCRIBED BELOW IN THE COMING YEAR.

         STRIPS AND RESIDUALS. The Fund may invest in stripped mortgage-backed securities that are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. Prepayments could result in losses on such stripped mortgage-backed securities. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Stripped mortgage-backed securities may have limited liquidity. The Fund may also invest in IO or PO strips relating to other types of fixed income securities, such as asset-backed securities. Such investments would be subject to risks similar to those described above.

         Collateralized mortgage obligations ("CMOs") also include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer. Due to uncertainty as to whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value. Residuals also involve the additional risk of loss of the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

         ZERO COUPON SECURITIES. The Fund may invest in "zero coupon" fixed income securities. The Fund is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

         INDEXED SECURITIES. The Fund may purchase securities, the redemption values and/or the coupons of which are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument.

         Indexed securities in which the Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

         LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interest with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may have to rely on the agent to collect and pass on to the Fund any payments received from the borrower and to apply appropriate credit remedies against a borrower. When the Fund is required to rely upon a financial institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such financial institution as well as the creditworthiness of the borrower.

         Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

         Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure their obligation to redeliver the securities.

         Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Fund will establish segregated accounts with its custodian in which it will maintain assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the Fund's fundamental investment restriction with respect to borrowings.


            ADDITIONAL INVESTMENT PRACTICES OF THE DISCIPLINED GROWTH
                           FUND -- FUTURES AND OPTIONS

          In addition to the investment practices described in the Prospectus, the Disciplined Growth Fund may also engage in transactions involving futures and options. The following sections provide more detailed information about these practices.

         SUMMARY - FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Fund may buy and sell financial futures contracts on securities indices and fixed income securities. A futures contract is a contract to buy or sell units of a particular securities index, or a certain amount of a fixed income security, at an agreed price on a specified future date. Depending on the change in value of the index or security between the time when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. The Fund may purchase and sell futures contracts for hedging purposes and to adjust that Fund's exposure to relevant stock or bond markets. For example, when the Manager wants to increase the Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Similarly, when the Manager wants to increase the Fund's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury bonds or notes. The Fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts.

         The use of futures and options involves certain special risks. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying securities index or securities that are the subject of the hedge. The successful use of futures and options further depends on the Manager's ability to forecast market or interest rate movements correctly. Other risks arise from the Fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and options transactions.

         SUMMARY - OPTIONS. The Fund may purchase and sell call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets. The Fund's use of these strategies may be limited by applicable law.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act. To the extent the Fund does not engage in commodity futures or commodity options for "bona fide" hedging purposes, the Rule requires the Fund to limit the initial margin and premiums paid to establish such positions to 5% of net assets. The amount by which a commodity option is "in the money" is excluded for these purposes.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                              GLOBAL SMALL CAP FUND

         The Global Small Cap Fund normally expects to invest approximately 40% to 60% of its assets outside the United States and the remaining 60% to 40% of its assets inside the United States. The weighting of the Fund's portfolio between foreign and domestic investments will depend upon prevailing conditions in foreign and domestic markets. Under certain market conditions, the Fund may invest more than 60% of its assets either outside or inside the United States. In addition, the Fund will always invest at least 65% of its total assets in at least three different countries, one of which will be the United States.

         The Manager believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a global portfolio, the Fund attempts to reduce the risks associated with investing in the economy of only one country. Consistent with the above policies, the Fund may at times invest more than 25% of its assets in the securities of issuers located in a single country. At such times, the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in such country. When the Fund invests a substantial portion of its assets in a single country it is subject to greater risk of adverse changes in any of these factors with respect to such country than a fund which does not invest as heavily in the country.

         In certain foreign countries, particularly newly industrializing countries, the Fund's market capitalization guideline of $1.5 billion may include companies which, when viewed on a relative basis, are not considered "small cap" in the particular country.


                     ADDITIONAL INVESTMENT PRACTICES OF THE
                  GLOBAL SMALL CAP FUND, THE INTERNATIONAL FUND
                          AND THE EMERGING MARKET FUND

         POOLED INVESTMENT VEHICLES. In order to gain exposure to certain foreign countries that prohibit or impose restrictions on direct investment, the Global Small Cap Fund, the International Fund and the Emerging Markets Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. A Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

         FOREIGN CURRENCY TRANSACTIONS. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         Each Fund's general approach is to leave currency exposure unhedged. The investment policies of each Fund, however, permit the Fund to purchase foreign securities or enter into forward foreign currency exchange contracts in order to expedite settlement of portfolio transactions. In exceptional circumstances, a Fund may use forward foreign currency exchange contracts or other currency transactions, such as exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps, to protect a position if fundamental technical analysis suggests that it is necessary.

         A Fund will ordinarily conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's portfolio securities or prevent loss if the prices of such securities should decline.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments can negatively affect purchases and sales of currency and related instruments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

                             PORTFOLIO TRANSACTIONS

         INVESTMENT DECISIONS
         --------------------

         Investment decisions for the Funds and for the other investment advisory clients of the Manager and the Subadvisor and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's or the Subadvisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         BROKERAGE AND RESEARCH SERVICES
         -------------------------------

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fixed Income Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fixed Income Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Manager and the Subadvisor may receive brokerage and research services and other similar services from many broker-dealers with which the Manager and the Subadvisor place the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Manager's or Subadvisor's investment professionals. Where the services referred to above are not used exclusively by the Manager or the Subadvisor for brokergae or research purposes, the Manager or Subadvisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Manager, the Subadvisor or their affiliates in advising various of their clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Manager, the Subadvisor or their affiliates may receive these services even though the Manager or the Subadvisor might otherwise be required to purchase some of these services for cash.

         The Manager and Subadvisor each place orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Manager and the Subadvisor use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager and the Subadvisor, having in mind each Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by each Management Contract or, as applicable, each Sub-Advisory Agreement, the Manager and the Subadvisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Manager or Subadvisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or the Subadvisor's authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Manager and the Subadvisor will use their best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

         The following tables show brokerage commissions on portfolio transactions paid by each Fund (other than the International Fund and the Emerging Markets Fund, which are newly organized) during the fiscal periods indicated.

1.       FIXED INCOME FUND
         -----------------

         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1996                                             $0
         1997                                             $0
         1998                                             $0


2.       VALUE FUND
         ----------

         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1996                                             $15,351
         1997                                             $60,776
         1998                                             $63,166

3.       GROWTH FUND
         -----------

         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1998 (from January 20, 1998)                     $35,612

4.       DISCIPLINED GROWTH FUND
         -----------------------

         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1996 (from August 26, 1996)                      $ 5,791
         1997                                             $17,992
         1998                                             $41,978


5.       ENTERPRISE III FUND
         -------------------


         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1996                                             $14,880
         1997                                             $36,573
         1998                                             $48,871

6.       MICRO CAP FUND
         --------------

         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1998 (from July 20, 1998)                        $36,532

7.       GLOBAL SMALL CAP FUND
         ---------------------

         Fiscal Year ended December 31                    Brokerage Commissions
         -----------------------------                    ---------------------

         1996                                             $26,636
         1997                                             $32,949
         1998                                             $25,801

The following tables show transactions placed by each Fund (other than the International Fund and the Emerging Markets Fund, which are newly organized) with brokers and dealers during the fiscal year ended December 31, 1998 to recognize research, statistical and quotation services.

------------------------ ------------------- ----------------- -----------
                         DOLLAR VALUE OF     PERCENT OF TOTAL  AMOUNT OF
                         THOSE TRANSACTIONS  TRANSACTIONS      COMMISSIONS
------------------------ ------------------- ----------------- -----------
FIXED INCOME FUND        $0                  0%                $0
------------------------ ------------------- ----------------- -----------
VALUE FUND               $518,937,000        5.22%             $31,136
------------------------ ------------------- ----------------- -----------
GROWTH FUND              $334,600,000        54.55%            $20,076
------------------------ ------------------- ----------------- -----------
DISCIPLINED GROWTH FUND  $116,397,000        12.54%            $6,983
------------------------ ------------------- ----------------- -----------
ENTERPRISE III FUND      $60,200,000         6.89%             $3,612
------------------------ ------------------- ----------------- -----------
MICRO CAP FUND           $22,800,000         1.60%             $1,368
------------------------ ------------------- ----------------- -----------
GLOBAL SMALL CAP FUND    $11,700,000         5.14%             $702
------------------------ ------------------- ----------------- -----------

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated August 1, 1994, as amended. A copy of the Declaration of Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a non-diversified series of the Trust. The fiscal year for each Fund ends on October 31. Prior to July 22, 1999, the fiscal year for each Fund ended on December 31.

         Each share of each Fund represents an equal proportionate interest in such Fund. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

VOTING RIGHTS
-------------

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

At July 31, 1999, except as noted below, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, to the knowledge of the Trust, no person owned of record or beneficially 5% or more of the shares of any Fund.

1.       FIXED INCOME FUND
         -----------------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             26.28%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         The Stackpole Hall Foundation                         24.20%
         44 South St. Marys Street
         St. Marys, PA  15857

         MassMutual Foundation for Hartford Inc.               12.00%
         1295 State Street
         Springfield, MA  01111

         Haley & Aldrich Pension Trust                         11.94%
         465 Medford Street
         Suite 2200
         Boston, MA  02129

         David L. Babson & Co. Pension Plan                     8.74%
         c/o David L. Babson & Co. Inc.
         One Memorial Drive
         Cambridge, MA  02142

2.       VALUE FUND
         ----------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             62.87%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         MassMutual Foundation for Hartford Inc.                8.41%
         1295 State Street
         Springfield, MA  01111

         Norwest Bank Trustee FBO                               7.32%
         Universal Cooperatives
         7801 Metro Parkway
         P.O. Box 460
         Minneapolis, MN  55440

         National City PA, Trustee FBO                          6.42%
         Allegheny County Police Pension
         P. O. Box 242
         Bethel Park, PA  15102

         US Bank National Association,                          5.31%
         as Custodian for
         Evans & Sutherland 401(k) Plan
         600 Komas Drive
         Salt Lake City, UT  84058

3.       GROWTH FUND
         -----------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             97.42%
         Insurance Company
         1295 State Street
         Springfield, MA  01111


4.       DISCIPLINED GROWTH FUND
         -----------------------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             88.50%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         David L. Babson & Co. Profit Sharing Plan              6.07%
         c/o David L. Babson & Co. Inc.
         One Memorial Drive
         Cambridge, MA  02142


5.       ENTERPRISE III FUND
         -------------------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             80.90%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         M&I Trust Company, as Trustee                         14.62%
         1000 N. Water Street -TR14
         Milwaukee, WI 53202

6.       MICRO CAP FUND
         --------------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             61.00%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         Music Associates of Aspen                              6.34%
         2 Music School Road
         Aspen, CO 81611

         Temple Hoyne Buell Foundation                          5.74%
         2700 East Hampden Avenue
         Englewood, CO 80110

         Anschutz Family Foundation                             5.05%
         555 17th Street
         Denver, CO 80202

7.       GLOBAL SMALL CAP FUND
         ---------------------

         Shareholder Name and Address                       Percentage Owned
         ----------------------------                       ----------------

         Massachusetts Mutual Life                             94.20%
         Insurance Company
         1295 State Street
         Springfield, MA  01111


                             INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES
-----------------------------

         The yield of the Fixed Income Fund may be provided in reports, sales literature and advertisements. Yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) on such obligations based on their market values (or, in the case of receivables-backed securities such as securities issued by the Government National Mortgage Association, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Fixed Income Fund for the 30-day period ended December 31, 1998 was 5.01%.

         Each Fund may also advertise its total return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period.

          All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

         The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995; Value Fund, July 25, 1995; Growth Fund, January 20, 1998; Disciplined Growth Fund, August 26, 1996; Enterprise III Fund, July 25, 1995; Micro Cap Fund, July 20, 1998; Global Small Cap Fund, July 19, 1995; International Fund, November 1, 1999 (anticipated inception date); and Emerging Markets Fund, November 1, 1999 (anticipated inception date).

PERFORMANCE COMPARISONS
-----------------------

         From time-to-time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

         Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the Russell 2500 Index, the Russell 2000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Lehman Brothers 5-7 Year Treasury Index, the Lehman Brothers Government Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Treasury Index, the 91-Day Treasury Bill Average, the Morgan Stanley Capital International Index for Europe, Australasia and the Far East, the Morgan Stanley Emerging Markets Free Index, the S&P Barra Large Cap Value Index, the Salomon Brothers Extended Market Index, ex-US, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

         The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

         Each Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), or Morningstar, Inc. (including, the Morningstar Large Cap Value Fund Average), independent services which monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS
-----------------------

         The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

                        DETERMINATION OF NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund share is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                     EXPERTS

         The financial statements of the Funds for the fiscal year ended December 31, 1998 incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, the Trust's independent auditors, as set forth in each of their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

         The Trust's (1) audited financial statements for the fiscal year ended December 31, 1998 included in the Trust's Annual Reports filed with the Securities and Exchange Commission ("SEC") on March 4, 1999 pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder and (2) unaudited financial statements for the six-month period ended June 30, 1999 included in the Trust's Semiannual Reports filed with the SEC on September 2, 1999 pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated into this Statement of Additional Information by reference.

                                    APPENDIX
                          DESCRIPTION OF STOCK RATINGS

    STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS (S&P)

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+         Highest
A          High
A-         Above Average
B+         Average
B          Below Average
B-         Lower
C          Lowest
D          In Reorganization

VALUE LINE RATINGS OF FINANCIAL STRENGTH

         The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++  The very highest relative financial strength.
A+   Excellent financial position relative to other
     companies.
A    High grade relative financial strength.
B++  Superior financial health on a
     relative basis.
B+   Very good relative financial structure.
B    Good overall relative financial structure.
C++  Satisfactory finances relative to other
     companies.
C+   Below-average relative financial position.
C Poorest financial strength relative to other major companies.

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

INVESTMENT MANAGER
David L. Babson and Company Incorporated
One Memorial Drive
Cambridge, MA 02142


INVESTMENT SUBADVISOR
Babson-Stewart Ivory International
One Memorial Drive
Cambridge, MA 02142


LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA  02116


CUSTODIAN
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 16th Floor
Boston, MA  02116


TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116